UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549
Form 8-K/A
Current Report
___________________________________

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

Date of Report: November 4, 1996

Commission file number 0-20772

CYPROS PHARMACEUTICAL CORPORATION
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation or organization)

33-0476164
(I.R.S. Employer Identification No.)

2714 Loker Avenue West
Carlsbad, California                           92008
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:
(619) 929-9500




                         TABLE OF CONTENTS
   Item                                                    Page
    1.      Changes in Control of Registrant.                *
    2.      Acquisition or Disposition of Assets.            3
    3.      Bankruptcy or Receivership.                      *
    4.      Changes in Registrant's Certifying               *
            Accountant.
    5.      Other Events.                                    *
    6.      Resignations of Registrant's Directors.          *
    7.      Financial Statements and Exhibits.
            (a)   Financial statements of businesses         3
            acquired.
            (b)   Pro forma financial information.           3
            (c)   Exhibits.                                  3
Signatures                                                  12

*  No information provided due to inapplicability of item.


Item 2. Acquisition or Disposition of Assets.

On November 4, 1996, the Company acquired the New Drug Application and U.S. trademark for Ethamolin Injection (the "Ethamolin Assets") and the finished goods inventory on hand at closing from Schwarz Pharma, Inc., a Delaware corporation. The acquisition was accomplished in an arm's length negotiation through a purchase of assets and accounted for using the purchase method of accounting. The total purchase price was $3,286,642, of which the Company paid $2,086,642 in cash and issued a $1,200,000 note bearing interest at 8% per annum at closing. The principal and accrued interest on the note are due and payable on November 3, 1997. Repayment of the principal and interest on the note is secured by the Ethamolin Assets. The Company used its working capital to make the cash payment at closing.






Item 7. Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.
                Index to the Financial Statements of
           Schwarz Pharma, Inc. Ethamolin Product Line
                                                       Sequentiall
Document                                               y Numbered
                                                       Page
Financal Statements                                    4
 ............................................
Report of Independent Auditors                         6
 .................................
Statement of Assets Acquired                           7
 ...................................
Statement of Operating Revenue and Expenses
   Directly Related to Acquired Business               8
 .......................
Notes to Financial Statements                          9
 ..................................



(b)  Proforma financial information.
                   Index to the Proforma
                  Financial Statements of
            Cypros Pharmaceutical Corporation
     and Schwarz Pharma, Inc. Ethamolin Product Line
                                              Sequentiall
Document                                      y Numbered
                                              Page
Proforma Condensed Balance Sheets
         and explanatory notes                10
 .....................
Proforma Condensed Statements of Operations
        and explanatory notes                 11
 ......................



(c) Exhibits.

None








Financial Statements



Schwarz Pharma, Inc.
Ethamolin Product Line
For the year ended July 31, 1996



<CONTENTS>
                    Schwarz Pharma, Inc.
                   Ethamolin Product Line

                    Financial Statements
              For the year ended July 31, 1996

                    Contents
Report of Independent Auditors                          1
 ..................................
Statement of Assets Acquired                            2
 ....................................
Statement of Operating Revenue and Expenses Directly
     Related to Acquired Business                       3
 ..............................
Notes to Financial Statements                           4
 ...................................




Report of Ernst & Young LLP, Independent Auditors


Board of Directors and Shareholders
Schwarz Pharma, Inc.

We have audited the accompanying statement of assets acquired of the Schwarz Pharma, Inc. Ethamolin Product Line (the Product Line) as of July 31, 1996, and the related statement of operating revenue and expenses directly related to the acquired business, for the year then ended. These financial statements are the responsibility of the Product LineOs management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, these financial statements were prepared solely to present the assets acquired by Cypros
Pharmaceutical Corporation pursuant to a product line purchase agreement and are not intended to be a complete presentation of the Product Line's assets, operating revenues and expenses.

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets acquired of the Product Line at July 31, 1996, and its operating revenue and its expenses directly related to the acquired business for the year then ended.

ERNST & YOUNG LLP

San Diego, California
November 27, 1996

            Schwarz Pharma, Inc.
           Ethamolin Product Line

        Statement of Assets Acquired
          Year ended July 31, 1996

Assets

Inventory                                     $59,127


Total assets acquired                         $59,127

See accompanying notes.

           Schwarz Pharma, Inc.
          Ethamolin Product Line

Statement of Operating Revenue and Expenses
   Directly Related to Acquired Business

         Year ended July 31, 1996
Net sales                                    $1,126,76
                                                     6

Cost of sales                                  142,116

Promotion/royalties                                153

Excess of operating revenue over expenses
directly                                             $
  related to acquired business                 984,497

See accompanying notes.




Schwarz Pharma, Inc.
Ethamolin Product Line

Notes to Financial Statements


1. Nature of Business

Ethamolin is a product being distributed by Schwarz Pharma, Inc., a Delaware Corporation. Ethamolin is an acute-care injectable drug approved by the U.S. Food and Drug Administration for the treatment of bleeding esophageal varices.

2. Significant Accounting Policies

Basis of Accounting

The financial statements were prepared in accordance with Securities and Exchange Commission Rule 3-05 of Regulation S-X for acquired businesses not accounted for as a separate product line by the previous owner. Accordingly, the statement of assets acquired reflects only those assets purchased and does not include allocations for such items as intangible property, accounts receivable, accounts payable and debt. The statement of operating revenue and expenses directly related to the acquired business does not include allocations for overhead, selling and general administration expenses, interest expense and income taxes.

Inventory

Inventory consists entirely of finished goods and is valued at the lower of first-in, first-out cost or market value.

3. Significant Customers

In 1996, approximately 84% of net sales was to three customers.

4. Subsequent Events

On November 4, 1996, the Ethamolin product line was sold to Cypros Pharmaceutical Corporation, including all inventory on hand as of that date.


      Cypros
  Pharmaceutical
    Corporation

PROFORMA CONDENSED
  BALANCE SHEETS
                        July 31, 1996

                                   The
                                Ethamoli
                                    n
                                 Product
                                  Line
                       Cypros       of
                    Pharmaceuti  Schwarz
                        cal
                    Corporation  Pharma,    Proforma         Proforma
                                  Inc.    Adjustments       Adjusted



                                     ASSETS

Cash and cash                 $        $ -              (1)   $6,220,062
equivalents           8,306,752           $(2,086,690
                                                    )

Short-term            7,690,297         -           -       7,690,297
investments
Purchased                                               (2)
technology, net       2,629,427         -   3,214,048       5,843,475
                                                        (3)
Other assets          1,120,038    59,127      13,515       1,192,680

Total Assets                  $    $59,127            $
                     19,746,514             1,140,873     $20,946,514


                    LIABILITIES     AND     SHAREHOLDER     EQUITY
                                                   S'

Total liabilities             $        $ -            $ (4)   $2,436,064
                      1,236,064             1,200,000
Shareholders'
equity:

  Common stock                          -           -      21,838,493
                     21,838,493
  Mandatorily
  convertible notes   7,458,498         -           -       7,458,498
  Deferred
  compensation                          -           -       (304,309)
                      (304,309)
  Retained
earnings/                               -           -     (10,482,232
  (Accumulated      (10,482,232                                     )
deficit)                      )
Total shareholders'
equity                                  -           -      18,510,450
                     18,510,450
Total liabilities
and shareholders'             $       $ -           $     $20,946,514
equity               19,746,514             1,200,000

(1) Assumes that the transaction closed on July 31, 1996 and represents the value of cash consideration paid at closing for Ethamolin.
(2) Represents the full price of the acquisition, including a $1,200,000 promissory note issued to Schwarz Pharma, Inc. at closing (the "Note"), net of the Ethamolin inventory received at closing. This asset will be amortized by the Company over seven
(7) years.
(3) Represents the value of Ethamolin inventory acquired at closing.
(4)  Represents the Company's obligation to pay the Note.

      Cypros
  Pharmaceutical
    Corporation

     PROFORMA
CONDENSEDSTATEMENTS
   OF OPERATIONS
Year Ended July 31,
       1996

                                     The
                                  Ethamolin
                       Cypros      Product
                                     Line
                    Pharmaceuti   of Schwarz    Proforma      Proforma
                        cal
                    Corporation    Pharma,     Adjustmen      Adjusted
                                     Inc.         ts


                                                           <C
                                                        >
Sales                          $             $          $             $
                       1,275,240    1,126,766         -     2,402,006
Cost of Goods Sold
                         405,142      142,116         -       547,258

Gross Margin
                         870,098      984,650               1,854,748

Selling, general
and administrative     2,597,054          153   458,997 (1  3,056,204
                                                        )
Clinical testing
and regulatory         1,389,128            -         -     1,389,128
Research and
development            1,002,226            -         -     1,002,226
Income (Loss) from
operations           (4,118,310)      984,497               (3,592,810
                                                                    )

Other income
(expense):

  Research grant         270,510            -         -       270,510
income

  Interest income,       757,692            - (210,768) (2    642,924
net                                                     )

Net Loss                       $             $          $     $(2,679,37
                     (3,090,108)      984,497   344,229            6)


Loss per share                 $                                    $
                          (0.27)                               (0.23)

Weighted average
shares outstanding    11,518,169                            11,518,169


(1) Represents the substitution of the historical selling, general and administrative expenses for the amortization of purchased technology for the year ended July 31, 1996.
(2) Represents the decrease in interest income resulting from an assumed closing of the transaction at the beginning of the year instead of at the end of the year, and thus, less funds available for investment during the year. Also includes $96,000 of interest expense related to the Note.





SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Carlsbad, County of San Diego, State of California, on the 16th day of January, 1997.

CYPROS PHARMACEUTICAL CORPORATION
(Signature)
David W. Nassif
Vice President, Chief Financial Officer and Secretary
(Principal Financial and Accounting Officer)